SCHEDULE 14A
                               (Rule 14a-101)
                INFORMATION REQUIRED IN PROXY STATEMENT
                         SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. 1)

Filed by registrant [X]
Filed by a party other than the registrant [ ]
Check the appropriate box:

[ ] Preliminary proxy statement
[X] Definitive proxy statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                           InvestAmerica, Inc.
        -----------------------------------------------------
           (Name of Registrant as Specified in its Charter)

                           InvestAmerica, Inc.
       ------------------------------------------------------
              (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:

2)  Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)  Proposed maximum aggregate value of transaction:

    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount previously paid:

2)  Form, schedule or registration statement No.:

3)  Filing party:

4)  Date filed:

                             INVESTAMERICA, INC.
                                 Suite 148
                           4664 Lougheed Highway
                     Burnaby, British Columbia  V5C 5T5

                 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

     NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the "Meeting") of INVESTAMERICA, INC. (the "Company"), will be held at the Marriott Park City, 1895 Sidewinder Drive, Park City, Utah 84060 on Friday, October 27, 2000 at 12:00 noon for the following purposes:

1. To approve a proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock. (Proposal 1)

2. To approve a proposal to adopt the Company's 1999 Stock Option Plan. (Proposal 2)

3. To transact such other business as may properly be brought before the Meeting.

    Only stockholders of record at the close of business on August 29, 2000 are entitled to notice of, and to vote at, the Meeting or any adjournment thereof.

     You are cordially invited to attend the Meeting. If you do not plan to be present, kindly fill in, date and sign the accompanying proxy exactly as your name appears on your stock certificates and mail it promptly in the enclosed return envelope to assure that your shares are represented and your vote can be recorded. This may save the Company the expense of further proxy solicitation.


                                     By order of the Board of Directors

                                     /s/ Brian Kitts
                                     ----------------
                                     Brian Kitts
                                     Secretary


Burnaby, British Columbia, Canada
September 28, 2000

                              INVESTAMERICA, INC.
                                    Suite 148
                             4664 Lougheed Highway
                        Burnaby, British Columbia  V5C 5T5


                                PROXY STATEMENT


          The enclosed proxy is solicited by the Board of Directors of InvestAmerica, Inc. (the "Company") for use at a Special Meeting of Stockholders (the "Meeting") to be held on Friday, October 27, 2000 at 12:00 noon at the Marriott Park City, 1895 Sidewinder Drive, Park City, Utah, and at any and all adjournments thereof. This Proxy Statement and form of proxy are being mailed to stockholders on or about September 27, 2000.

     As of August 29, 2000, the record date fixed for the determination of stockholders entitled to notice of and to vote at the Meeting, there were 31,168,857 outstanding shares of Common Stock, par value $.001 per share ("Common Stock") and 450,000 outstanding shares of Series A Convertible Preferred Stock, par value $.001 per share ("Series A Preferred Stock"), which are the only outstanding classes of voting securities of the Company. Each outstanding share of Common Stock is entitled to one vote and each outstanding share of Series A Preferred Stock is entitled to 185 votes. However, as described below, on Proposals 1 and 2 to be voted upon at the Meeting, (i) the holders of Series A Preferred Stock have agreed to vote their shares (a total of 83,250,000 votes) in the same proportion as the votes of holders of Common Stock, and (ii) the holder of 4,740,000 shares of Common Stock is obligated to vote his shares in the same proportion as the votes of the other holders of Common Stock.

     Properly executed proxies will be voted in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted in favor of the proposals to amend the Articles of Incorporation as described herein.

     The Board of Directors does not intend to present at the Meeting any matters other than those set forth in this Proxy Statement, nor does the Board know of any other matters which may come before the Meeting. However, if any other matters are properly presented, it is the intention of the persons named in the enclosed proxy to vote it in accordance with their judgment.

     IT IS DESIRABLE THAT AS LARGE A PERCENTAGE AS POSSIBLE OF THE STOCKHOLDERS' INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO SIGN AND RETURN THE ENCLOSED PROXY TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. Any proxy given pursuant to this solicitation may be revoked at any time prior to its use at the Meeting, by delivery to the Secretary of the Company of a written notice of revocation, by submission of a later dated and properly executed proxy, or by voting in person at the Meeting. Attendance at the Meeting will not, in and of itself, constitute a revocation of a proxy.

     Only stockholders of record at the close of business on August 29, 2000 will be entitled to vote at the Meeting or any adjournment or adjournments thereof.

     The Company's by-laws provide that stockholders holding a majority of the shares of Common Stock entitled to vote shall constitute a quorum at meetings of the stockholders. Shares represented in person or by proxy as to any matter will be counted toward the fulfillment of a quorum. The affirmative vote of a majority of shares of Common Stock and Series A Preferred Stock outstanding as of the record date, voting together as a single class, is necessary for the approval of Proposal 1. The affirmative vote of a majority of such voting shares present in person or by proxy at the meeting is necessary for the approval of Proposal 2. Votes at the Meeting will be tabulated by an independent inspector of election appointed by the Company or the Company's transfer agent.

     Abstentions and "broker non-votes" on Proposal 1 will have the same effect as negative votes since the affirmative vote of a majority of the outstanding shares of Common Stock and Preferred Stock is required to approve such Proposal. As the affirmative vote of a majority of shares of Common Stock and Preferred Stock present in person or represented by proxy is necessary for the approval of Proposal 2, abstentions will have the same effect as negative votes, but "broker non-votes" will have no effect on the outcome of the vote on such Proposal.

                       ACQUISITIONS; CHANGE IN CONTROL

Acquisition of Oakbay Trading Limited

     On November 22, 1999, the Company entered into an Agreement (the "Acquisition Agreement") with Optica Communications International Inc. (f/k/a Oakbay Trading Limited), a British Virgin Islands corporation ("Optica"), and the shareholders of Optica pursuant to which the Company acquired all of the issued and outstanding stock of Optica (the "Optica Acquisition"). The shares of Optica were acquired in consideration for 450,000 shares of the Company's Series A Convertible Preferred Stock, par value $.001 per share
(the "Series A Preferred Stock").   The transaction was consummated on March
15, 2000, but had an effective date as of November 24, 1999. Optica is the sole stockholder of Optica Communications, Inc. a British Columbia corporation ("Optica Canada"), and Optica Communications, Inc., a Nevada corporation ("Optica USA"). Optica Canada and Optica USA are start-up companies that are endeavoring to become a leading supplier of managed dark fiber and innovative band-with services on a global basis. As a result of the Optica Acquisition, Optica is a wholly-owned subsidiary of the Company. As described below, the former stockholders of Optica have acquired control of the Company through the issuance to them of Series A Preferred Stock, that is convertible into Common Stock of the Company.

     Each share of Series A Preferred Stock is currently convertible into 185 shares of Common Stock. Therefore, an aggregate of 83,250,000 shares of Common Stock are issuable upon the conversion of all of the Series A Preferred Stock. In addition, each share of Series A Preferred Stock currently has 185 votes (an aggregate of 83,250,000 votes for all of the outstanding Series A Preferred Stock), voting together with the holders of Common Stock as a single class. Based on the 31,522,703 shares of Common Stock currently issued and outstanding, the holders of Series A Preferred Stock would own approximately 73% of the Company's outstanding Common Stock upon conversion of the Series A Preferred Stock (without giving effect to any currently outstanding options or other securities exercisable, convertible or exchangeable for or into capital stock of the Company). Therefore, the issuance of the Series A Preferred Stock resulted in a change in control of the Company.

     On October 21, 1999, in contemplation of entering into the Acquisition Agreement, Douglas Smith, the President of Optica was named Chairman, President (CEO) and a director of the Company. Immediately prior to that time, Brian Kitts was the sole officer and director of the Company and a principal stockholder (owning 2,012,500 shares of Common Stock - approximately 21% of the Company's issued and outstanding voting stock). Brian Kitts resigned as President of the Company and retained his position as Secretary of the Company. Under the Acquisition Agreement, the stockholders of Optica were given the right, at any time following the closing, to designate up to four directors of the Company for so long as they collectively own or have the right to acquire at least 50% of the issued and outstanding shares of Common Stock. The Acquisition Agreement also provides that Brian Kitts will remain a director for at least one year from the date of the closing of the transaction. On November 24, 1999, two additional directors, Ernst Gemassmer and Fred F. Fierling, were named to the Board as designees of the Optica shareholders, although neither of them is affiliated with any of the Optica shareholders or directors.

     The former stockholders of Optica, who now have voting control of the Company, are comprised of four corporations, Russells Systems Limited, Crystsal Marriott S.A., Winjoy Services Centre Limited and Virgil Securities S.A. Douglas Smith, Chairman and President (CEO) of the Company, is one of the beneficiaries of a trust that is the sole stockholder of Virgil Securities S.A. See "Ownership of Securities."

Acquisition of Zed Data Systems Corp.

     On July 7, 2000, the Company consummated the acquisition of Zed Data Systems Corp. ("Zed") pursuant to the terms of (i) a Share Exchange Agreement (the "Exchange Agreement") among the Company, Zed and one shareholder of Zed and (ii) a Share Purchase Agreement (the "Purchase Agreement") among the Company, Zed and the remaining shareholders of Zed. All of the issued and outstanding shares of Zed were owned directly or indirectly by Douglas Smith, President and a director of the Company. Mr. Smith is also the President and a founder of Zed.

     Under the terms of the Exchange Agreement, Smith Shelf Company Limited, a corporation solely owned by Mr. Smith, the holder of approximately 23% of the issued and outstanding shares of Zed Common Stock, exchanged its Zed shares for 50,000 Preferred Shares of Zed. The Zed Preferred Shares are exchangeable for an aggregate of 50,000 shares of Series B Preferred Stock of the Company ("Series B Preferred Stock"). Each share of Series B Preferred Stock, upon issuance, will be convertible into 300 shares of Common Stock of the Company. Therefore, an aggregate of 15,000,000 shares of Common Stock will be issuable upon the conversion of all of the Series B Preferred Stock. In addition, each share of Series B Preferred Stock will have 300 votes (an aggregate of 15,000,000 votes for all of the outstanding Series B Preferred Stock), voting together with the holders of Common Stock and Series A Preferred Stock of the Company as a single class. Based upon the 31,168,857 shares of Common Stock currently issued and outstanding, and giving effect to the conversion of all of the Company's outstanding Series A Preferred Stock into 83,250,000 shares of Common Stock, the holders of Series B Preferred Stock would own approximately 11.6% of the Company's outstanding Common Stock upon conversion of the Series B Preferred Stock (without giving effect to any currently outstanding options and warrants of the Company).

     Under the terms of the Purchase Agreement, the Company acquired all of the remaining issued and outstanding shares of Zed in consideration for a $5,000,000 promissory note of the Company. The note bears interest at the rate of 12% per annum and is payable in 6 equal monthly installments of $715,000 commencing July 31, 2000 followed by one final installment of $710,000 on January 31, 2001. The note is secured by a pledge of the shares of Zed Common Stock acquired by the Company and a security interest in all of the assets of the Company.

     The Company intends to use proceeds from a private offering of equity or debt to pay the note.

                                PROPOSAL 1

              AMENDMENT TO THE ARTICLES OF INCORPORATION OF
              THE COMPANY TO INCREASE AUTHORIZED COMMON STOCK

     The Board of Directors has unanimously adopted the following resolution, subject to shareholder approval, amending the Company's Articles of Incorporation to increase the number of shares of Common Stock from fifty million (50,000,000) shares to two hundred million (200,000,000) shares:

     "RESOLVED, that the first paragraph of Article IV of the Articles of Incorporation be amended to read as follows:

         "Capitalization. (A) Common Stock. The Corporation shall have the authority to issue 200,000,000 shares of Common Stock having a par value of $.001. All Common Stock of the Corporation shall be of the same class and shall have the same rights and preferences. Fully paid Common Stock of this Corporation shall not be liable for further call or assessment. The authorized common shares shall be issued at the discretion of the Directors."

     If the proposed amendment is adopted by the shareholders, the Company plans to file a Certificate of Amendment to the Articles of Incorporation amending Article IV as described above, to be effective as soon as practicable following the meeting.

     On August 29, 2000, of the 50,000,000 authorized shares of Common Stock, a total of 31,168,857 shares were outstanding and 10,605,000 shares were reserved for issuance in connection with stock based compensation plans.

     In addition, on August 29, 2000, a total of 450,000 shares of Series A Preferred Stock were outstanding, each of which was issued on March 15, 2000 upon the closing of the Oakbay Acquisition. Each share of Series A Preferred Stock is currently convertible into 185 shares of Common Stock (and thereby has 185 votes). Therefore, an aggregate of 83,250,000 shares of Common Stock are issuable upon the conversion of all of the Series A Preferred Stock. Under the terms of the Zed acquisition described above, the Company has also agreed to issue 50,000 shares of Series B Preferred Stock in exchange for 50,000 preferred shares of Zed. Each share of Series B Preferred Stock, upon issuance, will be convertible into 300 shares of Stock (and will thereby have 300 votes). Therefore, an aggregate of 15,000,000 shares of Common Stock will be issued upon the conversion of all of the Series B Preferred Stock.
No shares of Series B Preferred Stock are currently outstanding.

     Based on the current number of shares of Common Stock authorized for issuance under the Company's Articles of Incorporation, there are not a sufficient number of shares of Common Stock available for issuance to the holders of Series A Preferred Stock and Series B Preferred Stock upon conversion. The Company must therefore increase the number of shares of Common Stock authorized for issuance. A copy of the Certificates of Designation of the Series A Preferred Stock and Series B Preferred Stock, which describe the rights and preferences of said classes of Preferred Stock, are annexed hereto as Exhibits A and B, respectively.

     The additional shares will be available for future acquisitions of property and of securities of other companies and for other corporate purposes. The Board believes that it is beneficial to have the additional shares available for such purposes without delay or the necessity of a special shareholders' meeting. Management has no immediate plans, arrangements, commitments or understanding with respect to the issuance of any of the additional shares of Common Stock which would be authorized by the proposed amendment. No further authorization for the issuance of shares of the Common Stock by a vote of shareholders will be solicited prior to such issuance.

     The additional shares will be available for issuance from time to time without further action by the shareholders and without first offering such shares to the shareholders. Shareholders do not have preemptive rights with respect to the Common Stock. The issuance of Common Stock, or securities convertible into Common Stock, on other than a pro-rate basis would result in the dilution of a present shareholder's interest in the company.

     The Company has not proposed the increase in the authorized number of shares with the intention of using the additional shares for anti-takeover purposes, although it could theoretically use the additional shares to make it more difficult or to discourage an attempt to acquire control of the company.

     The affirmative vote of the holders of a majority of the outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class, is required for the adoption of the proposed amendment.

THE BOARD RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT THE INCREASE IN AUTHORIZED COMMON STOCK.


                                 PROPOSAL 2

                         1999 STOCK OPTION PLAN

      The Board of Directors has adopted, subject to stockholder approval, and recommends the adoption of the Company's proposed 1999 Stock Option Plan (the " Plan"), under which options may be granted for an aggregate of 20,000,000 shares of Common Stock prior to November 24, 2009. All employees, non-employee directors and consultants who provide services (other than in connection with the offer or sale of securities) are eligible to participate in the Plan. Options granted under the Plan may qualify as incentive stock options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or as non-ISO's.

     The Board of Directors believes that providing employees and non-employee directors with options (and thereby additional incentive and proprietary interest in the Company's success) could be a material factor in the Company's ability to attract, retain and motivate managerial and professional personnel as well as non-employee directors. To date, non-ISO's to purchase an aggregate of 10,605,000 shares of Common Stock have been granted under the Plan. Options to purchase 6,725,000 of the shares were granted to officers and directors of the Company including Douglas Smith (2,800,000 shares), Brian Kitts (1,750,000 shares), Ernst Gemassmer (725,000 shares), Fred Fierling (725,000) and Eric Turcotte (725,000). All of the options have a five-year term and vest monthly over 24-25 months. The Options granted to Messrs Smith, Kitts, Gemassmer and Fierling have an exercise price of $1.20 per share and the Options granted to Mr. Turcotte have an exercise price of $5.94 (in each case, the market price of the Common Stock on the date of grant).

     The Board of Directors believes that the adoption of the Plan will enable the Company to offer competitive compensation packages that includes, as a significant element, stock option based compensation which strongly identifies the optionee's personal financial success with the success of the Company as a whole and motivates employees to maximize the potential of the Company's products and services. The Company is also of the opinion that affording the Board of Directors the right to determine the employees to be granted options and the number of shares as to which options will be granted, will permit the Board of Directors to take into account various factors as well as special circumstances with respect to attracting and retaining particular persons, in making its decision regarding the grant of options.

     The following description of the Plan is qualified in its entirety by reference to such Plan, a copy of which is attached to this Proxy Statement as Exhibit C and is incorporated by reference herein. Attention is particularly directed to the description thereof in the prices, expiration dates and other material conditions upon which the options may be granted and exercised.

     The Plan provides, among other things, that options may be granted to employees to purchase shares of Common Stock at a price per share fixed by the Board or a committee (the "Committee") and, in the case of an ISO, at not less than the fair market value of the applicable class of the Company's Common Stock on the date of option grant (110% of such fair market value in the case of optionees holding 10% or more of the combined voting rights of the Company's securities ("10% Holders")). The Board may determine the persons to whom options are to be granted, the number of shares subject to each option and the term of each option. The term of options may not exceed five years.

     Options granted under the 1999 Plan may be exercised by the payment in full in cash or, at the discretion of the Board, by delivery of a promissory note and/or the tendering of shares of Common Stock having a fair market value, as determined by the Board, equal to the option exercise price.

     The principal United States federal income tax consequences of the issuance and granting of options will be as follows:

     (a) ISO's: Although an individual can receive an unlimited number of ISOs during any calendar year, the aggregate fair market value (determined at the time of option grant) of the stock with respect to which ISO's first become exercisable during any calendar year (under all of the Company's Plans) cannot exceed $100,000. ISO tax treatment is denied by the Code to any options in excess of such dollar limits. For purposes of computing an optionee's regular tax liability, an optionee will not realize taxable income for federal income tax purposes upon the grant or exercise of an ISO and the Company will not be entitled to a deduction in connection with the grant or the exercise of the option. For purposes of the alternative minimum tax only, stock acquired pursuant to the exercise of an ISO will be subject to the rules applicable to non-ISOs. Thus, in general, the amount by which the fair market value of the option shares at the time of ISO exercise exceeds the option exercise price (the "Option Spread") will be an item of tax preference for purposes of the federal alternative minimum tax and thus the Option Spread may be subject to the alternative minimum tax unless the shares are disposed of in a non-qualifying disposition in the year of exercise. If the Optionee is subject to the alternative minimum tax in the year of the option exercise, the shares purchased upon the exercise of the ISO will generally have a tax basis equal to their fair market value at the time of ISO exercise only for purposes of computing gain or loss on a subsequent disposition of the option shares under the alternative minimum tax. If instead, the Optionee is not subject to the alternative minimum tax in the year of the disposition of his option shares, the shares purchased upon the exercise of an ISO will have a tax basis (for purposes of calculating gain or loss on such disposition under the regular tax) equal to their ISO exercise price. Each Optionee should consult his tax advisor as to the application of the alternative minimum tax to the exercise of ISOs and the disposition of shares acquired thereby.

     Provided that the optionee does not dispose of the shares acquired upon the exercise of an ISO within two years from the date of grant or within one year from the date of exercise, the net gain realized on the sale or other taxable disposition of the shares is subject to tax at capital gains tax rates. If Common Stock acquired pursuant to the exercise of an ISO is disposed of within the two year or one year periods mentioned above, any gain realized by the optionee generally will be taxable at the time of such disposition as (i) ordinary income to the extent of the difference between the exercise price and the lesser of (a) the fair market value of the Common Stock on the date the ISO is exercised, or (b) the amount realized on such disposition, and (ii) short-term, mid-term or long-term capital gain to the extent of any excess of the amount realized on the disposition over the fair market value of the Common Stock on the date the ISO is exercised. The Company will be entitled to a deduction equal to the amount of ordinary income recognized by the optionee at the time such income is recognized. The Company will be required to satisfy any applicable withholding requirements in order to be entitled to a tax deduction.

     If the optionee pays the option exercise price by transferring to the Company shares of its stock, the optionee will generally not recognize any gain or loss with respect to the transfer of such shares, and the optionee will have a tax basis in the shares acquired equal to the amount of cash plus the adjusted tax basis of any shares transferred by such optionee to the Company. (But see the discussion above relating to the alternative minimum tax.) However, if the transferred shares were themselves acquired by the Optionee upon the exercise of an ISO and the transfer of such shares to the Company occurs within the two-year period or the one-year period referred to above, the optionee will generally recognize gain in connection with such transfer to the extent the fair market value of the transferred shares exceeds the tax basis with respect to such shares.

     (b) Non-ISO's: There is no limit (subject to the limit contained in the 1999 Plan and described above with respect to the maximum number of options that may be granted to an optionee) on the aggregate fair market value of stock covered by options that do not qualify as ISO's that may be granted to an individual in any year or on the aggregate fair market value of non-ISO's that first become exercisable in any year. Generally, no taxable income will be recognized by the employee and no deduction will be allowed to the Company upon the grant of a non-ISO. Upon the exercise of a non-ISO, the optionee will realize an amount of ordinary income equal to the excess of the fair market value of the shares at the time of exercise over the option price (even though the optionee will have received no cash), and the Company will be entitled to a deduction in the same amount. Any difference between the higher of such market value or exercise price and the price at which the optionee may subsequently sell the shares will be treated as a short-term, mid-term or long-term capital gain or loss.

     (c)  Limitations on the Company's compensation deduction:   Section
162(m) of the Code limits the deduction which the Company may take for otherwise deductible compensation payable to certain executive officers of the Company to the extent that compensation paid to such officers for such year exceeds $1 million, unless such compensation is performance-based, is approved by the Company's stockholders and meets certain other criteria. Although the Company intends that the 1999 Plan will satisfy the requirements that option grants thereunder be considered performance-based for purposes of Section 162(m) of the Code, there can be no assurance such awards will satisfy such requirements.

     (d) State and local income tax consequences as well as income tax consequences to Canadian resident may, depending on the jurisdiction, differ from the United States federal income tax consequences of the granting and exercise of an option and any later sale by the optionee of his option stock. There may also be, again depending on the jurisdiction, transfer or other taxes imposed in connection with a disposition, by sale, bequest or otherwise, of options and option stock. Optionees should consult their personal tax advisors with respect to the specific state, local and other tax effects on them of option grants, exercises and stock dispositions.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE IN FAVOR OF THE 1999 STOCK OPTION PLAN.

                           OWNERSHIP OF SECURITIES

     The following table sets forth stock ownership information as of August 29, 2000 concerning (i) each director and persons nominated to become directors of The Company, (ii) each person (including any "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who is known by the Company to beneficially own more than five (5%) percent of the outstanding shares of the Company's Common Stock and Series A Preferred Stock, (iii) the Chief Executive Officer (no executive officer of the Company received compensation in excess of $100,000), and (iv) The Company's executive officers and directors as a group. As indicated in footnotes to the table, pro forma effect is given to the conversion in full of the Series A Preferred Stock at the rate of 185 shares of Common Stock for each share of Series A Preferred Stock.



                                                Amount and
                                                Nature of
Name and Address               Position with    Beneficial      Percentage
of Beneficial Owners           the Company      Ownership(1)    of Class(1)
---------------------------------------------------------------------------
Russells Systems Limited(2)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder      54,040,180      63.4%

Crystsal Marriott S.A.(3)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder       7,604,980      19.6%

Winjoy Services Centre Limited (4)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder       7,604,980      19.6%

Virgil Securities S.A.(5)
Suite 61, Grosvenor Close
Shirley Street
Nassau, New Providence,
Bahamas                        Shareholder      10,499,860      25.2%

Montreau Investments Ltd.(6)
PO Box 1062
One Capital Place
Georgetown, Grand Caymon
Brisitsh West Indies           Shareholder       3,500,000      10.1%

Douglas Smith(7)               Chairman,
4664 Lougheed Highway          President
Burnaby, British Columbia      (CEO) and
Canada                         Director          3,500,000      34.2%

Brian Kitts(8)
1776 Park Ave. #4
PO Box 770                     Secretary
Park City, Utah 84060          Treasurer,
                               and Director      2,782,500       8.6%

Ernst Gemassmer(9)             Director            319,000       1.0%

Fred F. Fierling(10)           Director            319,000       1.0%

Daniel Tepper(11)
1350 East Flamingo Road, #52
Las Vegas, Nevada 89119        Shareholder        4,916,250     15.8%


All officers and directors as
     a group of 4 persons (12)                  19,652,500      40.3%


(1) A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days from August 29, 2000 upon the exercise of options. Each beneficial owner's percentage ownership is determined by assuming that options and/or Series A Preferred Stock that are held by such person (but not those held by any other person) and which are exercisable or convertible within 60 days from March 15, 2000 have been exercised or converted, as the case may be.

(2) Comprised of shares issuable upon conversion of 311,028 shares of Series A Preferred Stock. Russells Systems Limited is a Bahamas company whose sole stockholder is a trust.

(3) Comprised of shares issuable upon conversion of 41,108 shares of Series A Preferred Stock. Crystsal Marriott S.A. is a Bahamas company whose sole stockholder is a trust.

(4) Comprised of shares issuable upon conversion of 41,108 shares of Series A Preferred Stock. Winjoy Services Centre Limited is a Bahamas company whose sole stockholder is a trust.

(5) Comprised of shares issuable upon conversion of 56,756 shares of Series A Preferred Stock. Virgil Securities S.A. is a Bahamas company whose sole stockholder is a trust. Douglas Smith is a beneficiary of the trust but Mr. Smith is not a trustee, does not have the right to vote the shares or dispose of the shares, or to terminate the trust. Mr. Smith disclaims beneficial ownership of the shares. Does not include shares issuable to Mr. Smith upon the exercise of options disclosed in footnote 6 below.

(6) Comprised of shares issuable upon conversion of 18,919 shares of Series A Preferred Stock. Montreau Investments Ltd. is a Grand Cayman company whose sole shareholder is a trust.

(7) Includes 15,000,000 shares that are issuable upon conversion of 50,000 shares of Series B Preferred Stock that are issuable to Mr. Smith (through an affiliate) in exchange for preferred stock of Zed held by an affiliate of Mr. Smith. See "Acquisitions; Change in Control -
      Acquisition of Zed Data Systems Corp."   Also includes 1,232,000 shares
      that Mr. Smith may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Smith was granted options to purchase an aggregate of 2,800,000 shares, which vest at the rate of 112,000 shares per month commencing December 24, 1999. Does not include shares owned by Virgil Securities S.A., beneficial ownership of which is disclaimed by Mr. Smith. See footnote 5 above.

(7) Includes 770,000 shares that Mr. Kitts may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Kitts was granted options to purchase an aggregate of 1,750,000 shares, which vest at the rate of 70,000 shares per month commencing December 24, 1999.

(8) Comprised of shares that Mr. Gemassmer may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Gemassmer was granted options to purchase an aggregate of 725,000 shares, which vest at the rate of 29,000 shares per month commencing December 24, 1999.

(9) Comprised of shares that Mr. Fierling may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Mr. Fierling was granted options to purchase an aggregate of 725,000 shares, which vest at the rate of 29,000 shares per month commencing December 24, 1999.

(10) Based solely on information set forth in the Company's records that has not been verified by Mr. Tepper. Under the terms of a Settlement Agreement and Release between Mr. Tepper, Mr. Kitts and the Company, Mr. Tepper is obligated to vote all of his shares for management nominees to the Company's Board of Directors and on all other matters in the same proportion as the votes cast by the shareholders of the Company.

(11) Includes 2,640,000 shares that directors and officers may acquire pursuant to stock options that are currently exercisable or exercisable within 60 days. Also includes 15,000,000 shares that are issuable upon conversion of 50,000 shares of Series B Preferred Stock. Does not include shares beneficially owned by Virgil Securities S.A. See footnotes 5 and 7 above.

                             SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the accompanying form has been or will be borne by the Company. In addition to solicitation by mail, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxy material to beneficial owners, and the Company will, upon request, reimburse them for any attendant expenses.

     In order to ensure the presence of a quorum at the Meeting, all stockholders are requested to sign and return promptly the enclosed proxy in the postage paid envelope provided for that purpose. The signing of the proxy will not prevent your attending the meeting and voting in person if you wish to do so.


                                OTHER MATTERS

     The Board knows of no other matters to be presented for stockholder action at the Meeting. However, if other matters do properly come before the Meeting or any adjournments or postponements thereof, the Board intends that the persons named in the proxies will vote upon such matters in accordance with their best judgment.

                                  By order of the Board of Directors

                                  /s/ Brian Kitts
                                  ------------------
                                  Brian Kitts
                                  Secretary


September 28, 2000

                                INVESTAMERICA, INC.

                     PROXY FOR SPECIAL MEETING OF STOCKHOLDERS

                                  October 27, 2000

                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints Douglas Smith and Brian Kitts, or either of them, as proxies, with full power of substitution, to vote, as designated below, on behalf of the undersigned the number of votes to which the undersigned is entitled, at the Special Meeting of Stockholders of INVESTAMERICA, INC. (the "Company"), to be held on Friday, October 27, 2000 at 12:00 noon at Marriott Park City, 1895 Sidewinder Drive, Park City, Utah or at any adjournments and postponements thereof:


     (1) Proposal to amend the Company's Articles of Incorporation to increase the number of authorized shares of the Company's Common Stock.

          [   ]  FOR          [   ]  AGAINST       [   ] ABSTAIN

     (2)  Proposal to adopt the Company's 1999 Stock Option Plan.


          [   ]  FOR          [   ]  AGAINST       [   ] ABSTAIN

     (3) IN THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT
          THEREOF.

Unless a contrary direction is indicated, the shares represented by this proxy will be voted FOR approval of Proposals 1 and 2; if specific instructions are indicated, this proxy will be voted in accordance with such instructions.

PLEASE VOTE, DATE AND SIGN THIS PROXY AND RETURN IT AT ONCE, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING. YOU MAY VOTE IN PERSON IF YOU DO ATTEND.

                                    Dated:


                                    ----------------------------------


                                    ----------------------------------
                                              Signature(s)

                                    NOTE:  If signing for estates,
                                           trusts or corporations,
                                           title or capacity should
                                           be stated.  If shares are
                                           held jointly, each holder
                                           should sign.

Exhibit A

                   CERTIFICATE OF DESIGNATION OF SERIES

              AND DETERMINATION OF RIGHTS AND PREFERENCES

                                  OF

                  SERIES A CONVERTIBLE PREFERRED STOCK

                                  OF

                         INVESTAMERICA, INC.


	The undersigned, being the President and Secretary of InvestAmerica, Inc., a Nevada corporation (the "Corporation") under the provisions of Chapter 78 of the Nevada Revised Statutes, do hereby certify that this is the Certificate of Designation of the Corporation's Series A Convertible Preferred Stock. The following are the resolutions as adopted by the Board of Directors of the Corporation on March 4, 2000.

	WHEREAS the Certificate of Incorporation of the Company authorizes Preferred Stock consisting of 5,000,000 shares, par value $.001 per share, issuable from time to time in one or more series; and

	WHEREAS the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of Article FOURTH of the Company's Articles of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

	WHEREAS it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series; and

	NOW, THEREFORE, BE IT RESOLVED that pursuant to Article FOURTH of the Company's Certificate of Incorporation, as amended, there is hereby established a new series of 450,000 shares of convertible preferred stock of the Company (the "Series A Preferred Stock") to have the designation, rights, preferences, powers, restrictions and limitations set forth in a supplement of Article FOURTH as follows:

	1.	Dividends.

		Holders of the Series A Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at a rate equal to the rate of any such dividends payable in cash, property or securities (other than payable in shares of Common Stock) payable in respect of the Common Stock in an amount and form per share equal to the amount and form per share of any such dividend paid with respect to such shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock) as if the Series A preferred Stock had been converted into Common Stock at the rate computed in accordance with Section 4 below. No dividends except dividends payable solely in shares of common Stock) may be paid on shares of Common Stock unless the dividend required by the preceeding sentence is paid on the Series A Preferred Stock, and there is no arrearage in dividends on the Series A Preferred Stock.

	2.	Liquidation, Dissolution or Winding Up.

		In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series A Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Company ranking on liquidation prior and in preference to the Series A Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock of the Company ranking inferior or junior to the Series A Preferred Stock by reason of their ownership thereof, an amount equal to $.10 per share of Series A Preferred Stock plus any accrued but unpaid dividends. If upon any such liquidation, dissolution or winding up of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series A Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series A Preferred Stock and any class or series of stock (the "Preferred Stock") ranking on liquidation on a parity with the Series A Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.
The payment in full of the liquidation preference set forth in this paragraph shall be the exclusive amount to which holders of the Series
A Preferred Stock shall be entitled to by reason of their ownership of shares of Series A Preferred Stock in connection with the liquidation, dissolution or winding up of the Company.

	3.	Voting.

		(a)	Each holder of outstanding shares of Series A Preferred
Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series A Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law, by the provisions of Subsection
3(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series A Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Common
Stock as a single class.

		(b)	The Company shall not amend, alter or repeal preferences,
rights, powers or other terms of the Series A Preferred Stock so as to affect adversely the Series A Preferred Stock, without the written consent or affirmative vote of the holders of at least sixty-six and two-thirds percent (66.6%) of the then outstanding shares of Series A Preferred Stock, given in writing by a written consent or by vote at a meeting, consenting or voting (as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock which is on a parity with or has preference or priority over the Series A Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Company shall be deemed to affect adversely the Series A Preferred Stock.

	4.	Optional Conversion.

		The holders of the Series A Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

		(a)	Right to Convert.  Each share of Series A Preferred Stock
shall be convertible, at the option of the holder thereof, at any time and from time to time, into one hundred eighty five (185) fully paid and nonassessable shares of Common Stock (the "Conversion Multiple"). The
Conversion Multiple is  subject to adjustment as provided below.

		In the event of a liquidation of the Company, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series A Preferred Stock.

		(b)	Fractional Shares.  No fractional shares of Common Stock
shall be issued upon conversion of the Series A Preferred Stock. Fractional shares that would otherwise be issuable shall be rounded upward to the nearest whole share.

		(c)	Mechanics of Conversion.

			(i)	In order to convert shares of Series A Preferred
Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series A Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.
If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("Conversion Date"). The Company shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder, or to his nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled.

			(ii)	The Company shall at all times during which the
Series A Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series A Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series A Preferred Stock.

			(iii)	All shares of Series A Preferred Stock, which
shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. All shares of Common Stock issued upon conversion of shares of Series A Preferred Stock shall be deemed to have been issued, for purposes of the rights to receive dividends, notices and vote, on the Conversion Date. Any shares of Series A Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Company may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series A Preferred Stock accordingly.

			(iv)	If the conversion is in connection with an
underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, or the entering into of a binding agreement or agreements to sell all of the Common Stock to any person or entity, the conversion may at the option of any holder tendering Series A Preferred Stock for conversion be conditioned upon the closing with the underwriter or such persons or entities of the sale of securities pursuant to such offering or purchase and sale, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock shall not be deemed to have converted such Series A Preferred Stock until immediately prior to the closing of the sale of securities.

		(d) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which the first share of Series A Preferred Stock is first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Conversion Multiple then in effect immediately before that subdivision shall be proportionately increased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Multiple then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

		(e)	Adjustment for Certain Dividends and Distributions.  In
the event the Company at any time, or from time to time, after the Original Issue Date shall make or issue a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Multiple shall be increased as of the time of such issuance, by multiplying the Conversion Multiple by a fraction:

			(i)	the numerator of which shall be the total number of
shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution; and

			(ii)	the denominator of which shall be the total number
of shares of Common Stock issued and outstanding immediately prior to the time of such issuance.

		(f)	Adjustment for Reclassification, Exchange, or Substitution.
If the Common Stock issuable upon the conversion of the Series A Preferred
Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each share of Series A Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of
Common Stock into which such shares of Series A Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

		(g)	Adjustment for Merger or Reorganization, etc.  In case of
any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation, at the option of the Company (and subject to the Company's rights pursuant to Section 5 of this Certificate of Designation),

			(i)	if the surviving entity shall consent in writing to
the following provisions, then each share of Series A Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of
Common Stock of the Company deliverable upon conversion of such Series A
Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series A Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Multiple) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series A Preferred Stock; or

			(ii)	if the surviving entity shall not so consent, then
each holder of Series A Preferred Stock shall, after receipt of notice specified in subsection (l), be deemed to convert such Stock into Common
Shares as provided in this Section 4.
		(h)	No Impairment.  The Company will not, by amendment of its
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock against impairment.

		(i)	Certificate as to Adjustments.  Upon the occurrence of each
adjustment or readjustment of the Conversion Multiple pursuant to this
Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records.  The Company shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Multiple then in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series A
Preferred Stock.  Despite such adjustment or readjustment, the form of each or all Series A Preferred Stock Certificates, if the same shall reflect the initial or any subsequent Conversion Multiple, need not be changed in order for the adjustments or readjustments to be valued in accordance with the provisions of this Certificate of Designation, which shall control.

		(j)  Notice of Record Date.  In the event:

			(i)	that the Company declares a dividend (or any other
distribution) on its Common Stock payable in Common Stock or other securities of the Company;

			(ii)	that the Company subdivides or combines its
outstanding shares of Common Stock;

			(iii)	of any reclassification of the Common Stock of the
Company (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Company into or with another corporation, or of the sale of all or substantially all of the assets of the Company; or

			(iv)	of the involuntary or voluntary dissolution,
liquidation or winding up of the Company; then the Company shall cause to be filed at its principal office or at the office of the transfer agent of the Series A Preferred Stock, and shall cause to be mailed to the holders of the Series A Preferred Stock at their last addresses as shown on the records of the Company or such transfer agent, at least ten days prior to the record date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

				(A)	the record date of such dividend, distribution,
subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

				(B)	the date on which such reclassification,
consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up.

	5.	Mandatory Conversion.

		(a)	The Company may, at its option, require all (and not less
than all) holders of shares of Series A Preferred Stock then outstanding to convert their shares of Series A Preferred Stock into shares of Common Stock, at the then effective conversion rate pursuant to Section 4, at any time on or after (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than a registration relating solely to an employee benefit plan of the Company, resulting in at least $50,000,000 of gross proceeds to the Company, or (2) the closing by the Company of a merger or reorganization with another person or entity pursuant to which the Company is not the entity surviving such merger or reorganization.

		(b)	All holders of record of shares of Series A Preferred Stock
then outstanding will be given at least 10 days' prior written notice of the date fixed and the place designated for mandatory or special conversion of all such shares of Series A Preferred Stock pursuant to this Section 5.  Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series A Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series A Preferred Stock
(or the records of the Company, if it serves as its own transfer agent).

		This Certificate of Designation constitutes an agreement between the Company and the holders of the Series A Preferred Stock.

	The undersigned, being first duly sworn, affirm and depose and say that:

		1.	They are the President and Secretary of the Corporation;

		2.	They have been authorized to execute the certificate by
resolution of the Board of Directors of the Corporation adopted at a meeting of the Board of Directors on March 4, 2000.

	WE, THE UNDERSIGNED, have hereunto set our hands this 4th day of March, 2000.




Douglas Smith, President




Brian Kitts, Secretary


STATE OF ______________)

COUNTY OF _____________)

This instrument was acknowledged before me on March 4, 2000 by Douglas Smith on behalf of InvestAmerica, Inc.




Notary Public
My commission expires:_____________

Exhibit B

                       CERTIFICATE OF DESIGNATION OF SERIES

                    AND DETERMINATION OF RIGHTS AND PREFERENCES

                                         OF

                        SERIES B CONVERTIBLE PREFERRED STOCK

                                        OF

                               INVESTAMERICA, INC.


	The undersigned, being the President and Secretary of InvestAmerica, Inc., a Nevada corporation (the "Corporation") under the provisions of Chapter 78 of the Nevada Revised Statutes, do hereby certify that this is the Certificate of Designation of the Corporation's Series B Convertible Preferred Stock. The following are the resolutions as adopted by the Board of Directors of the Corporation on June 29, 2000.

	WHEREAS the Certificate of Incorporation of the Company authorizes Preferred Stock consisting of 5,000,000 shares, par value $.001 per share, issuable from time to time in one or more series; and

	WHEREAS the Board of Directors of the Company is authorized, subject to limitations prescribed by law and by the provisions of Article FOURTH of the Company's Articles of Incorporation, as amended, to establish and fix the number of shares to be included in any series of Preferred Stock and the designation, rights, preferences, powers, restrictions and limitations of the shares of such series; and

	WHEREAS it is the desire of the Board of Directors to establish and fix the number of shares to be included in a new series of Preferred Stock and the designation, rights, preferences and limitations of the shares of such new series; and

	NOW, THEREFORE, BE IT RESOLVED that pursuant to Article FOURTH of the Company's Certificate of Incorporation, as amended, there is hereby established a new series of 50,000 shares of convertible preferred stock of the Company (the "Series B Preferred Stock") to have the designation, rights, preferences, powers, restrictions and limitations set forth in a supplement of Article FOURTH as follows:

	1.	Dividends.

		Holders of the Series B Preferred Stock shall be entitled to receive, out of funds legally available therefor, cumulative dividends at a rate equal to the rate of any such dividends payable in cash, property or securities (other than payable in shares of Common Stock) payable in respect of the Common Stock in an amount and form per share equal to the amount and form per share of any such dividend paid with respect to such shares of Common Stock (subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization affecting the Common Stock) as if the Series B Preferred Stock had been converted into Common Stock at the rate computed in accordance with Section 4 below. No dividends except dividends payable solely in shares of common Stock) may be paid on shares of Common Stock unless the dividend required by the preceeding sentence is paid on the Series B Preferred Stock, and there is no arrearage in dividends on the Series B Preferred Stock.

	2.	Liquidation, Dissolution or Winding Up.

		In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of shares of Series B Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Company available for distribution to its stockholders, after and subject to the payment in full of all amounts required to be distributed to the holders of any other class or series of stock of the Company ranking on liquidation prior and in preference to the Series B Preferred Stock (collectively referred to as "Senior Preferred Stock"), but before any payment shall be made to the holders of Common Stock or any other class or series of stock of the Company ranking inferior or junior to the Series B Preferred Stock by reason of their ownership thereof, an amount equal to $.10 per share of Series B Preferred Stock plus any accrued but unpaid dividends. If upon any such liquidation, dissolution or winding up of the Company the remaining assets of the Company available for distribution to its stockholders shall be insufficient to pay the holders of shares of Series B Preferred Stock the full amount to which they shall be entitled, the holders of shares of Series B Preferred Stock and any class or series of stock (the "Preferred Stock") ranking on liquidation on a parity with the Series B Preferred Stock shall share ratably in any distribution of the remaining assets and funds of the Company in proportion to the respective amounts which would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. The payment in full of the liquidation preference set forth in this paragraph shall be the exclusive amount to which holders of the Series B Preferred Stock shall be entitled to by reason of their ownership of shares of Series B Preferred Stock in connection with the liquidation, dissolution or winding up of the Company.

	3.	Voting.

		(a)	Each holder of outstanding shares of Series B Preferred
Stock shall be entitled to the number of votes equal to the number of whole shares of Common Stock into which the shares of Series B Preferred Stock held by such holder are convertible (as adjusted from time to time pursuant to Section 4 hereof), at each meeting of stockholders of the Company (and written actions of stockholders in lieu of meetings) with respect to any and all matters presented to the stockholders of the Company for their action or consideration. Except as provided by law, by the provisions of Subsection
3(b) below, or by the provisions establishing any other series of Preferred Stock, holders of Series B Preferred Stock and of any other outstanding series of Preferred Stock shall vote together with the holders of Common
Stock as a single class.

		(b)	The Company shall not amend, alter or repeal preferences,
rights, powers or other terms of the Series B Preferred Stock so as to affect adversely the Series B Preferred Stock, without the written consent or affirmative vote of the holders of at least sixty-six and two-thirds percent (66.6%) of the then outstanding shares of Series B Preferred Stock, given in writing by a written consent or by vote at a meeting, consenting or voting
(as the case may be) separately as a class. For this purpose, without limiting the generality of the foregoing, the authorization or issuance of any series of Preferred Stock which is on a parity with or has preference or priority over the Series B Preferred Stock as to the right to receive either dividends or amounts distributable upon liquidation, dissolution or winding up of the Company shall be deemed to affect adversely the Series B Preferred Stock.

	4.	Optional Conversion.

		The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

		(a)	Right to Convert.  Each share of Series B Preferred Stock
shall be convertible, at the option of the holder thereof, at any time and from time to time, into three hundred (300) fully paid and nonassessable shares of Common Stock (the "Conversion Multiple"). The Conversion Multiple is subject to adjustment as provided below.

		In the event of a liquidation of the Company, the Conversion Rights shall terminate at the close of business on the first full day preceding the date fixed for the payment of any amounts distributable on liquidation to the holders of Series B Preferred Stock.

		(b)	Fractional Shares.  No fractional shares of Common Stock
shall be issued upon conversion of the Series B Preferred Stock. Fractional shares that would otherwise be issuable shall be rounded upward to the nearest whole share.

 		(c)	Mechanics of Conversion.

			(i)	In order to convert shares of Series B Preferred
Stock into shares of Common Stock, the holder shall surrender the certificate or certificates for such shares of Series B Preferred Stock at the office of the transfer agent (or at the principal office of the Company if the Company serves as its own transfer agent), together with written notice that such holder elects to convert all or any number of the shares represented by such certificate or certificates. Such notice shall state such holder's name or the names of the nominees in which such holder wishes the certificate or certificates for shares of Common Stock to be issued.
If required by the Company, certificates surrendered for conversion shall be endorsed or accompanied by a written instrument or instruments of transfer, in form satisfactory to the Company, duly executed by the registered holder or his or its attorney duly authorized in writing. The date of receipt of such certificates and notice by the transfer agent or the Company shall be the conversion date ("Conversion Date"). The Company shall, as soon as practicable after the Conversion Date, issue and deliver at such office to such holder, or to his nominees, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled.

			(ii)	The Company shall at all times during which the
Series B Preferred Stock shall be outstanding, reserve and keep available out of its authorized but unissued stock, for the purpose of effecting the conversion of the Series B Preferred Stock, such number of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding Series B Preferred Stock.

			(iii)	All shares of Series B Preferred Stock, which
shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive dividends, notices and to vote, shall immediately cease and terminate on the Conversion Date, except only the right of the holders thereof to receive shares of Common Stock in exchange therefor. All shares of Common Stock issued upon conversion of shares of Series B Preferred Stock shall be deemed to have been issued, for purposes of the rights to receive dividends, notices and vote, on the Conversion Date. Any shares of Series B Preferred Stock so converted shall be retired and canceled and shall not be reissued, and the Company may from time to time take such appropriate action as may be necessary to reduce the number of shares of authorized Series B Preferred Stock accordingly.

			(iv)	If the conversion is in connection with an
underwritten offer of securities registered pursuant to the Securities Act of 1933, as amended, or the entering into of a binding agreement or agreements to sell all of the Common Stock to any person or entity, the conversion may at the option of any holder tendering Series B Preferred Stock for conversion be conditioned upon the closing with the underwriter or such persons or entities of the sale of securities pursuant to such offering or purchase and sale, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series B Preferred Stock shall not be deemed to have converted such Series B Preferred Stock until immediately prior to the closing of the sale of securities.

		(d) Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which the first share of Series B Preferred Stock is first issued (the "Original Issue Date") effect a subdivision of the outstanding Common Stock, the Conversion Multiple then in effect immediately before that subdivision shall be proportionately increased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Conversion Multiple then in effect immediately before the combination shall be proportionately decreased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

		(e)	Adjustment for Certain Dividends and Distributions.  In
the event the Company at any time, or from time to time, after the Original Issue Date shall make or issue a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Conversion Multiple shall be increased as of the time of such issuance, by multiplying the Conversion Multiple by a fraction:

			(i)	the numerator of which shall be the total number
of shares of Common Stock issued and outstanding immediately prior to the time of such issuance plus the number of shares of Common Stock issuable in payment of such dividend or distribution; and

			(ii)	the denominator of which shall be the total number
of shares of Common Stock issued and outstanding immediately prior to the time of such issuance.

 		(f)	Adjustment for Reclassification, Exchange, or Substitution.
If the Common Stock issuable upon the conversion of the Series B Preferred
Stock shall be changed into the same or a different number of shares of any class or classes of stock, whether by capital reorganization, reclassification, or otherwise (other than a subdivision or combination of shares or stock dividend provided for above, or a reorganization, merger, consolidation, or sale of assets provided for below), then and in each such event the holder of each share of Series B Preferred Stock shall have the right thereafter to convert such share into the kind and amount of shares of stock and other securities and property receivable upon such reorganization, reclassification, or other change, by holders of the number of shares of
Common Stock into which such shares of Series B Preferred Stock might have been converted immediately prior to such reorganization, reclassification, or change, all subject to further adjustment as provided herein.

		(g)	Adjustment for Merger or Reorganization, etc.  In case of
any consolidation or merger of the Company with or into another corporation or the sale of all or substantially all of the assets of the Company to another corporation, at the option of the Company (and subject to the Company's rights pursuant to Section 5 of this Certificate of Designation),

			(i)	if the surviving entity shall consent in writing
to the following provisions, then each share of Series B Preferred Stock shall thereafter be convertible into the kind and amount of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon conversion of such Series B Preferred Stock would have been entitled upon such consolidation, merger or sale; and, in such case, appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions in this Section 4 set forth with respect to the rights and interest thereafter of the holders of the Series B Preferred Stock, to the end that the provisions set forth in this Section 4 (including provisions with respect to changes in and other adjustments of the Conversion Multiple) shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares of stock or other property thereafter deliverable upon the conversion of the Series B Preferred Stock; or

			(ii)	if the surviving entity shall not so consent, then
each holder of Series B Preferred Stock shall, after receipt of notice specified in subsection (l), be deemed to convert such Stock into Common
Shares as provided in this Section 4.

		(h)	No Impairment.  The Company will not, by amendment of its
Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series B Preferred Stock against impairment.

		(i)	Certificate as to Adjustments.  Upon the occurrence of each
adjustment or readjustment of the Conversion Multiple pursuant to this
Section 4, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder, if any, of Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based and shall file a copy of such certificate with its corporate records.  The Company shall, upon the written request at any time of any holder of Series B Preferred Stock, furnish or cause to be furnished to such holder a similar certificate setting forth (1) such adjustments and readjustments, (2) the Conversion Multiple then in effect, and (3) the number of shares of Common Stock and the amount, if any, of other property which then would be received upon the conversion of Series B
Preferred Stock.  Despite such adjustment or readjustment, the form of each or all Series B Preferred Stock Certificates, if the same shall reflect the initial or any subsequent Conversion Multiple, need not be changed in order for the adjustments or readjustments to be valued in accordance with the provisions of this Certificate of Designation, which shall control.

		(j)  Notice of Record Date.  In the event:

			(i)	that the Company declares a dividend (or any other
distribution) on its Common Stock payable in Common Stock or other securities of the Company;

			(ii)	that the Company subdivides or combines its
outstanding shares of Common Stock;

			(iii)	of any reclassification of the Common Stock of the
Company (other than a subdivision or combination of its outstanding shares of Common Stock or a stock dividend or stock distribution thereon), or of any consolidation or merger of the Company into or with another corporation, or of the sale of all or substantially all of the assets of the Company; or

			(iv)	of the involuntary or voluntary dissolution,
liquidation or winding up of the Company; then the Company shall cause to be filed at its principal office or at the office of the transfer agent of the Series B Preferred Stock, and shall cause to be mailed to the holders of the Series B Preferred Stock at their last addresses as shown on the records of the Company or such transfer agent, at least ten days prior to the record date specified in (A) below or twenty days before the date specified in (B) below, a notice stating:

				(A)	the record date of such dividend, distribution,
subdivision or combination, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, subdivision or combination are to be determined, or

				(B)	the date on which such reclassification,
consolidation, merger, sale, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, consolidation, merger, sale, dissolution, liquidation or winding up.

	5.	Mandatory Conversion.

		(a)	The Company may, at its option, require all (and not less
than all) holders of shares of Series B Preferred Stock then outstanding to convert their shares of Series B Preferred Stock into shares of Common Stock, at the then effective conversion rate pursuant to Section 4, at any time on or after (1) the closing of the sale of shares of Common Stock in an underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than a registration relating solely to an employee benefit plan of the Company, resulting in at least $50,000,000 of gross proceeds to the Company, or (2) the closing by the Company of a merger or reorganization with another person or entity pursuant to which the Company is not the entity surviving such merger or reorganization.

		(b)	All holders of record of shares of Series B Preferred Stock
then outstanding will be given at least 10 days' prior written notice of the date fixed and the place designated for mandatory or special conversion of all such shares of Series B Preferred Stock pursuant to this Section 5.  Such notice will be sent by first class or registered mail, postage prepaid, to each record holder of Series B Preferred Stock at such holder's address last shown on the records of the transfer agent for the Series B Preferred Stock
(or the records of the Company, if it serves as its own transfer agent).

		This Certificate of Designation constitutes an agreement between the Company and the holders of the Series B Preferred Stock.

	The undersigned, being first duly sworn, affirm and depose and say that:

		1.	They are the President and Secretary of the Corporation;

		2.	They have been authorized to execute the certificate by
resolution of the Board of Directors of the Corporation adopted by Unanimous Written Consent of the Board of Directors on June 29, 2000.

	WE, THE UNDERSIGNED, have hereunto set our hands this 29th day of June, 2000.



Douglas Smith, President


Brian Kitts, Secretary

	This instrument was acknowledged before me on June 29, 2000 by Douglas Smith on behalf of InvestAmerica, Inc.


____________________________________
A notary Public in and for the
Province of British Columbia, Canada
My commission expires:______________

Exhibit C


                           INVESTAMERICA, INC.
                         1999 STOCK OPTION PLAN
        (Approved by the Board of Directors on November 24, 1999
               and thereafter, as amended, on March 13, 2000)

1. 	PURPOSE

The purpose of this Stock Option Plan (the "Plan") is to advance the interests of InvestAmerica, Inc. (the "Company") and to encourage stock ownership by participants. The Plan is intended to attract, motivate and retain (1) employees of the Company and its affiliates, (2) consultants who provide significant services to the Company and its affiliates, and (3) directors of the Company who are not employees of the Company or any of its affiliates.

2.	SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Article 7, the Company is authorized to issue options ("Options") to purchase up to Twenty Million (20,000,000) shares of its common stock ("Shares"). The Options may be comprised of Incentive Stock Options ("ISO's") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and non-Incentive Stock Options ("Non-ISO's"). Any unpurchased Shares that are subject to an Option that terminates for any reason other than exercise shall, unless this Plan has been terminated, become available for future grant under this Plan. The Company shall at all times reserve for issuance pursuant to this Plan a number of its authorized but unissued Shares equal to the number of Shares issuable under this Plan. Exercise of an Option shall decrease the number of Shares available for grant under this Plan.

3.	TERM OF PLAN

3.1.	TERM.

This Plan shall become effective upon its adoption by the Board of Directors of the Company (the "Board"). Unless sooner terminated under Article 6 or 7, this Plan shall terminate upon the earlier of (a) the tenth anniversary of its adoption by the Board or (b) the date on which all Shares available for issuance under this Plan have been issued. Any Option outstanding under this Plan at the time of its termination shall remain in effect in accordance with its terms and conditions and those of this Plan.

3.2.	SHAREHOLDER APPROVAL.

       Within 12 months after the date of such adoption, this Plan shall be approved by the shareholders of the Company in the degree and manner required under applicable state and federal law. No Option shall become exercisable unless and until such shareholder approval has been obtained. Any option exercised before the shareholders approve the Plan must be rescinded if the shareholders do not approve the Plan within 12 months after the Board adopts the Plan. Shares issued pursuant to any such exercise shall not be counted in determining whether such approval is obtained.

4.	PARTICIPANTS

4.1.	ELIGIBILITY.

The following persons shall be eligible to receive Options under this Plan:

(a) 	any employee (an "Employee") of the Company or of any present or future parent or subsidiary corporation of the Company (an "Affiliate");
(b) 	any person who is engaged by the Company or an Affiliate to render bona fide consulting or advisory services (other than in connection with the offer or sale of securities in a capital raising transaction) and who is compensated for such services, but who is not an Employee (a "Consultant");
and
(c) 	any director of the Company or an Affiliate who is not an Employee,
whether compensated for such services or not (an "Outside Director").

4.2	ISO's; NON-ISO's.

Only Employees are eligible to receive ISO's. Employees, Consultants, and Outside Directors are eligible to receive non-ISO's.

4.3 	PARTICIPANTS TO BE SELECTED BY BOARD.

The Board shall have the authority in its sole discretion to select the Employees, Consultants and Outside Directors to whom Options may from time to time be granted under this Plan ("Participants").

4.4 	LEGAL REPRESENTATIVES.

As used in this Plan, the term "Participant" includes any person who acquires the legal right to exercise a Participant's Options by reason of the death or incompetence of the Participant.

5.	STOCK OPTIONS

5.1.	OPTION AGREEMENT.

Grants of Options subject to this Plan shall be evidenced by a written option agreement ("Option Agreement"), that shall specify the date of grant of the Option, the number of Shares to which the Option pertains, the exercise price of the Option, the expiration date of the Option, any conditions to exercise of the Option and such other terms and conditions as the Board in its discretion deems appropriate. The Option Agreement shall also specify whether the Option is intended to be an ISO or a Non-ISO. If only a portion of an Option is intended to qualify as an ISO, the Option Agreement shall so state and the Option Agreement shall not require that the number of ISO's exercised reduce the size of the Non-ISO portion, or vice-versa. Each Option Agreement shall be signed by the Participant and an officer of the Company designated by the Board.

5.2. 	NO EMPLOYMENT AGREEMENT.

No Option Agreement no anything contained in this Plan shall alter a Participant's status as an "at will" employee of the Company, confer upon any Participant any right to continue in the employ of the Company, or limit the right of the Company to terminate a Participant's employment at any time and for any or no reason.

5.3.	VESTING RATE.

Options granted under this Plan shall vest (i.e., become exercisable) at such rate or rates as the Board may determine. Nothing in this Plan requires Options to be exercisable immediately upon grant.

5.4.	EXERCISE PRICE.

5.4.1.	Discretion of Board to Determine Price.
Subject to the provisions of this Article 5.4., the exercise price for each Option shall be determined by the Board in its sole discretion.

5.4.2.	ISO's.
Subject to Section 5.4.3, the exercise price of each ISO shall not be less than 100% of the fair market value of the Shares, as the Board may determine, on the date the Option is granted.

5.4.3.	Ten Percent Shareholders.
The exercise price of each ISO granted to a Participant who, at the time the Option is granted, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Affiliates, shall be at least 110% of the fair market value of the Shares, as the Board may determine, on the date the Option is granted.

5.4.4.	Determination of Fair Market Value.
The Board's determination of fair market value shall be final and conclusive for the purposes of this Plan. If the Company's common stock is publicly traded, the fair market value of the Shares as of any date shall be determined as follows:

(a) 	If such stock is listed on a stock exchange or national market system, fair market value shall be the closing sales price of a share of the Company's common stock (or the closing bid price if no sales were reported), as quoted on such exchange or system for the last market trading day before the time of determination; or
(b) 	If such stock is quoted on the NASDAQ System (but not on its
National Market System) or regularly quoted by a recognized securities dealer but selling prices are not reported, fair market value shall be the mean of the highest bid and lowest asked prices for such stock for the last market trading day before the time of determination.
      (c) If the Company's common stock is not publicly traded, the fair market value of the Shares as of any date shall be determined by reference to the price of reasonably comparable publicly traded corporations, if any, in the same industry as the Company, subject to appropriate adjustments for the dissimilarities between the corporations being compared. If the Company's common stock is not publicly traded and there are no publicly traded corporations that are suitable as a basis for comparison, predominant weight shall be given to the earnings history, book value, and prospects of the Company in light of market conditions generally. In determining fair market value, the Board may, but is not obligated to, obtain and rely upon an independent appraisal.


5.5.     LIMITATION ON ISO GRANTS.

The aggregate fair market value (determined at the time the Option is granted) of the Shares for which one or more ISO's granted under this Plan (or any other incentive stock option plan of the Company or any Affiliate) become exercisable by a Participant for the first time during any calendar year shall not exceed $100,000 or such other amount as may be permitted under subsequent amendments to Section 422 of the Code. To the extent that any one or more ISO's violate this limitation, such excess Options shall be treated as Non-ISO's. For purposes of this Article 5.5, ISO's shall be taken into account in the order in which they were granted, and the fair market value of the Shares shall be determined as of the time the Option with respect to such Shares was granted.

5.6.	PAYMENT OF EXERCISE PRICE; TAXES.

5.6.1.	Form of Payment.
The Participant shall pay the per Share exercise price in full at the time of exercise by bank cashier's check or, with, the approval of the Board, a promissory note or shares of common stock of the Company, or any combination of the foregoing such that the aggregate fair market value of such stock (as determined by the Board) plus cash and notes equals the total exercise price.

5.6.2.	Promissory Notes.
The Company may require a promissory note to be with full recourse, to be adequately secured by collateral other than the Shares purchased, and to bear interest at market or above market rates (if such rates are not usurious). It is the Company's policy not to accept promissory notes except in unusual circumstances. Inability to pay cash is not necessarily an unusual circumstance.

5.6.3.	Withholding Taxes.
The Participant shall pay by bank cashier's check or other form of payment acceptable to the Company, the amount of any state or federal income or other tax that the Company is required to pay or withhold upon exercise of an Option unless the incidence of such tax cannot lawfully be placed on the Participant.

5.7.  	CONDITIONS TO EXERCISE.

No Option may be exercised if the transfer of Shares upon such exercise or the method of payment of consideration for such Shares would constitute a violation of any applicable securities or other law or regulation. Unless the Shares are registered under the Securities Act of 1933 and any applicable state securities law, as a condition to exercising an Option, the Participant shall provide the Company with such written assurances as the Company deems appropriate for the Option grant and exercise to qualify for exemption from registration. Such assurances may include, among others, a representation that the Participant intends to hold the Shares for investment and not for distribution to the public. The Company has no obligation to register the Options or Shares under the Securities Act of 1933 or any other law.

5.8.  	METHOD OF EXERCISE.

To exercise an Option for all or part of the Shares, the Participant must do the following:

(a) 	provide the Chief Financial Officer of the Company with a written notice of exercise that specifies the number of Shares for which the Option is being exercised;
(b)	pay the total exercise price for that number of Shares and any withholding taxes as provided in Article 5.6.3;
(c) 	provide the Company with any written representations as required under
Article 5.7; and
(d) 	furnish to the Company appropriate documentation that, the person(s)
exercising the Option, if other than the Participant named in the Option Agreement, have the right to do so.

5.9.	DURATION.

5.9.1.	Term of Exercisability.
Except as provided in this Article 5.9 or in any Option Agreement, Options shall be exercisable only for so long as the Participant has the same relationship with the Company as an Employee, Consultant or Outside Director as the Participant had when the Option was granted, but in any event not longer than 5 years after the date the Option is granted.

5.9.2.	Effect of Change of Relationship.
If a Participant's employment or other relationship with the Company terminates but the Participant continues to be eligible under Section 4.1 of this Plan, the Board may, in its sole discretion and at any time, elect to permit one or more of the Participant's Options to continue as if the Participant's employment or other relationship had not terminated, except that any such continued Option shall be a Non-ISO if the Participant is no longer an Employee.

5.9.3.	Exercise Following Termination of Employment.
Upon termination of a Participant's employment or other relationship with the Company by reason of the Participant's death or total disability (within the meaning of Section 22(e)(3) of the Code), the Participant or the Participant's estate or any person who acquires the right to exercise the option by bequest or inheritance, may exercise the Option at any time within one year after such termination, but only to the extent that the Option is exercisable for vested Shares on the date of such termination and does not otherwise expire. Upon termination of a Participant's employment or other relationship with the Company for any other reason, the Board in its sole discretion shall determine the length of time, if any, within which the Participant may exercise any Option for vested Shares existing on the date of such termination; provided, however, in the case of an ISO, the Option shall terminate three months following the date the Participant ceases to be an employee of the Company for any reason other than death or total disability.

5.10. 	RESTRICTIONS ON TRANSFER.

5.10.1. Board May Impose Restrictions.
The Board may impose such restrictions on any Shares acquired pursuant to the exercise of an Option as it may deem advisable, including, but not limited to, restrictions related to applicable federal securities laws, the requirements of any national securities exchange or system upon which the Shares are then listed or traded, or any blue sky or state securities laws.

5.10.2 Notation of Restrictions.
If transfer of the Shares is restricted under any applicable law, each certificate representing such Shares shall bear a legend in form and substance satisfactory to the Company reflecting that such Shares are so restricted. The Company may also place a notation on any certificate representing Shares purchased upon exercise of an ISO. To enforce any restrictions on transfer of the Shares, the Company may set forth in its stock transfer records a "stop transfer" order with respect to the Shares. The Company shall not be liable for any refusal to transfer the Shares on the books of the Company unless the transfer complies with all terms and conditions of any restrictions imposed on such Shares.

5.10.3.  Market Standoff Requirement.
Each Participant shall, upon the request of the Company or the underwriters managing any public offering of the Company's securities, refrain from selling or disposing of any Shares without the prior written consent of the Company and such underwriters, as the case may be, for such period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the underwriters may specify. The Participant and the Company shall cause any certificates representing the Shares to bear a legend in substantially the following form:

           SALE, TRANSFER, OR HYPOTHECATION OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED FOR A PERIOD OF TIME FOLLOWING A PUBLIC OFFERING OF THE STOCK OF THE CORPORATION PURSUANT TO THE 1999 STOCK OPTION PLAN OF THE CORPORATION.

The legend shall be removed upon any resale of the Shares to the public in an offering registered with the Securities and Exchange Commission ("SEC") or pursuant to Rule 144.

5.11. 	NOTICE OF DISQUALIFYING DISPOSITION OF ISO's.
Participants shall give the Company written notice of any disposition of any Share acquired pursuant to exercise of an ISO if such disposition occurs before the second anniversary of the date the Option was granted or the first anniversary of the date of purchase of the Share disposed of, whichever occurs later. A disposition includes any sale, exchange, gift, or other transfer or attempted transfer of legal title. The notice shall include the Participant's name, the number of Shares disposed of and the dates and prices the Shares were both acquired and disposed of.
5.12.	TRANSFERABILITY OF OPTION.

Options shall be transferable only by will or the laws of descent and distribution. Only the Participant may exercise the Options during the Participant's lifetime, except as provided in Article 5.9.3. Any other purported transfer or assignment of any Option shall be void and of no effect, and shall give the Company the right to terminate such Option as of the date of such purported transfer or assignment.

5.13. 	ADJUSTMENTS TO OPTION RIGHTS.

Subject to the general limitations of this Plan, the Board may adjust the exercise price, term, or any other provision of an Option by canceling and regranting the Option or by amending or substituting the Option. Options that have been so adjusted may have higher or lower exercise prices, have longer or shorter terms, or be subject to different rights and restrictions than prior Options. The Board may also adjust the number of Options granted to a Participant by canceling outstanding Options or granting additional Options. Except for adjustments necessary to ensure compliance with any applicable state or federal law, or adjustments deemed appropriate to reflect a change in a Participant's duties, employment status, or other relationship with the Company, no such adjustment shall impair a Participant's rights under any Option Agreement without the consent of the Participant.

6.	ADMINISTRATION AND AMENDMENT OF THE PLAN

6.1.	ADMINISTRATION BY BOARD OR COMMITTEE.

This Plan shall be administered by the Board and/or by a duly appointed committee of the Board having such powers as the Board may delegate to such committee. All references to the Board in this Plan shall also mean the committee if one has been appointed. Members of the Board or the Committee who are either eligible for Options or have been granted Options may vote on any matters affecting the administration of the Plan or the grant of Options, but no such member shall act upon the granting of an Option to himself or herself. A member of the Board or the Committee may be counted in determining the existence of a quorum at any meeting of the Board or Committee, and may execute any written consent to the taking of action without a meeting, for any action which is taken with respect to the granting of an Option to such member.

6.2. 	INTENTIONALLY DELETED

6.3. 	DESIGNATION OF INELIGIBLE PERSONS.

The Board may from time to time designate individuals as ineligible to participate in the Plan for a specified time so that such persons will be eligible to serve as members of the Committee.

6.4. 	RIGHTS AND POWERS.

Subject to this Plan and, in the case of a committee, the specific rights and powers delegated by the Board to such committee, the Board shall have the authority and discretion to:

(a)	determine who shall be a Participant;
(b)	determine when Options are granted;
(c)	determine the terms and conditions of Option Agreements (which terms and conditions may differ among Agreements);
(d) 	interpret this Plan;
(e)	adopt rules and regulations for implementing this Plan; and
(f)	take such other action as is appropriate to the administration of this
      Plan.

All decisions, determinations, and interpretations of the Board shall be final and binding on all Participants.

6.5. 	TERMINATION; AMENDMENT.

The Board may from time to time suspend this Plan, terminate this Plan, or amend this Plan as it deems desirable, without further action on the part of the shareholders of the Company. The approval of the shareholders shall be required, however, to (a) increase the total number of Shares that may be issued under this Plan (except as otherwise provided herein); (b) change the description of the persons eligible to be Participants; (c) change the minimum exercise price; or (d) effect a change that under the Code, with respect to ISO's, requires shareholder approval. Except as provided in
Article 7, or in an Option Agreement, the suspension, termination, or amendment of this Plan shall not, without the consent of the Participant, alter or impair any rights of the Participant under any Option Agreement.

6.6. 	UNILATERAL AMENDMENTS.

Notwithstanding any other provision of this, Plan or any Option Agreement, and in addition to the powers described in Article 5.13, the Committee may amend the Plan and any Option Agreement, without the consent of any Participant, to the extent the Committee in the Committee's sole judgment deems necessary or appropriate to comply with the requirements for any exemption from the registration and qualification requirements of state and federal securities laws, or the requirements of any other law.

6.7. 	REQUIREMENTS OF RULE 16b.

This Plan shall be administered in accordance with Rule 16b promulgated under the Securities Exchange Act of 1934, or any successor rule. Unless the Board determines otherwise in a specific case, Options granted to persons subject to Section 16(b) of said Act must comply with Rule 16b and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 with respect to Plan transactions. In addition, to the extent necessary and desirable to comply with Rule 16b or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), the Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

7. 	ADJUSTMENT OF AND CHANGES IN STOCK

7.1. 	RECAPITALIZATIONS.

If the number of the Company's outstanding shares of common stock is changed by any stock dividend, stock split, reverse stock split, combination, recapitalization, or re-classification, the number of Shares subject to this Plan and to outstanding Options, and the exercise price for such Shares, shall be equitably adjusted as determined by the Board.

7.2. 	LIQUIDATION.

In the event of the proposed liquidation or dissolution of the Company, the Company shall notify the Participants at least 10 days before such proposed action is taken. All unexercised Options shall terminate immediately before such event.

7.3.	REORGANIZATIONS IN WHICH COMPANY DISAPPEARS.

7.3.1.	Notice of Reorganization.
The Company shall give each holder of Options at least 10 days prior written notice of (a) a sale of all or substantially all of the Company's assets, (b) any reorganization, merger, or consolidation of the Company with any other corporation in which the Company is not the surviving entity (except for a transaction the principal purpose of which is to change the state in which the Company is incorporated), or
(c) any other corporate reorganization or business combination in which the beneficial ownership of 50% or more of the Company's voting securities outstanding is transferred.

7.3.2.	Right to Cancel Options.
If an exercisable Option is not exercised within 5 days before such event, the Company may cancel the Option by paying the Participant an amount equal to the fair market value of the consideration that the Participant would receive in exchange for the Shares underlying the Option, less the exercise price of the Option.

7.3.3.	Expiration of Options.
Unless a successor corporation, or parent or subsidiary thereof assumes the unexercised Options or substitutes options to purchase substantially equivalent securities of the successor or its parent or subsidiary for the Options outstanding at the time of the closing of such event, all outstanding Options shall terminate upon such event.

7.4. 	REORGANIZATIONS IN WHICH COMPANY SURVIVES.

Upon any other merger or consolidation of the Company in which there is any adjustment in the common stock of the Company outstanding immediately before such merger or consolidation, there shall be substituted for each Share then subject to this Plan, the number and kind of shares of stock or other securities or property into which each outstanding share of common stock of the Company is converted by such merger or consolidation.

7.5. 	OTHER CHANGES.

Upon any other relevant change in the capitalization of the Company, the Board may provide for an equitable adjustment to the number of Shares then subject to this Plan, to any Options granted under this Plan, and to the exercise price for such Shares as it deems appropriate.

7.6. 	NO FRACTIONAL SHARES.

No right to purchase fractional Shares shall result from any adjustment in Options pursuant to this Article 7. Upon any such adjustment, the Shares subject to Options of each Participant shall be rounded down to the nearest whole Share. Alternatively, in the Company's discretion, the Shares subject to Options of each Participant may be rounded up to the nearest whole Share. The Company shall give notice of any adjustment to each holder of Options that have been so adjusted. Such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of this Plan.

8.  	INTENTIONALLY DELETED


9.  	INFORMATION TO PARTICIPANTS

9.1. 	COPY OF PLAN.

The Company shall provide a copy of the Plan to each Participant.


9.2. 	INFORMATION CONFIDENTIAL.

No Participant shall disclose any confidential information about the Company disclosed to the Participant in his or her capacity as a holder of Options. A Participant may, however, disclose such information to his or her legal and financial advisers in connection with advice to be rendered by them to the Participant, or to any transferee of the Shares, but only if the advisor or transferee agrees not to further disclose such information or to use the information for the benefit of anyone other than the Participant, the transferee as a holder of the Shares, or the Company.

10.  	TAX STATUS

The Company does not, by way of this Plan, any document, Option Agreement, or otherwise, represent or warrant to any person, including the Participants, that the grant or exercise of an Option or the subsequent disposition of Shares obtained by the exercise of an Option pursuant to this Plan, or any other aspect of this Plan, will have any particular tax effect.

11.  	MISCELLANEOUS

11.1. 	ADDITIONAL ACTIONS AND DOCUMENTS.

Each Participant shall execute and deliver such further documents and instruments and shall take such other further actions as may be required or appropriate to carry out the intent and purposes of this Plan or any Option Agreement.

11.2. 	SUCCESSORS AND ASSIGNS.

All obligations imposed upon the Participants and all rights granted to the Company under this Plan shall be binding upon each Participant's heirs, legal representatives, successors, and assigns. This Plan, and the Option Agreement with each Participant, shall be the sole and exclusive source of any and all rights that a Participant and his or her heirs, legal representatives, or successors shall have in respect to this Plan or any Options.

11.3. 	NO THIRD-PARTY BENEFICIARIES.

Nothing in this Plan or any Option Agreement shall (a) confer any rights or remedies on any persons other than the parties and their respective successors and assigns, (b) relieve or discharge the obligation of any third person to any party, or (c) shall give any third person any right of subrogation or action against any party.

11.4.	AMENDMENTS, WAIVERS AND CONSENTS.

Except as provided in this Plan, no Option Agreement shall be amended except in a writing signed by the Participant and the Company. No waiver or consent shall be binding except in a writing signed by the party making the waiver, or giving the consent. No waiver of any provision of an Option Agreement or consent to any action shall constitute a waiver of any other provision or consent to any other action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent, except to the extent specifically set forth in writing. For the protection of all parties, amendments, waivers, and consents concerning Option Agreements that are not in writing and signed by the party to be bound may be enforced only if they are detrimentally relied upon and proved by clear and convincing evidence. Such evidence may not include the alleged reliance.

11.5. 	NOTICE.

Any notice, instruction, or communication required or permitted to be given under this Plan or any Option Agreement to any party shall be in writing which may include telex, telegram, telecopier, or other similar form of reproduction followed by a mailed hard copy) and shall be deemed given when actually received or, if earlier, five days after deposit in the United States Mail by certified mail, return receipt requested, postage prepaid, or two days after deposit with a nationally recognized air courier, fees prepaid, addressed to the principal office or residence of such party as shown on the books of the Company, or to such other address as such party may request by written notice. The Company and each Participant shall make an ordinary, good faith effort to ensure that the person to be given notice actually receives such notice.

11.6.	INTENTIONALLY DELETED.

11.7.	INTENTIONALLY DELETED.

11.8. 	GOVERNING LAW.

The rights and obligations of the parties shall be governed by, and this Plan and each Option Agreement shall be construed and enforced in accordance with, the laws of the State of Nevada, excluding its conflict of laws rules to the extent such rules would apply the law of another jurisdiction. ISO's granted under this Plan shall be interpreted and administered in accordance with
Section 422 of the Code. If any provision is susceptible of more than one interpretation, it shall be interpreted in a manner consistent with this Plan being an incentive stock option plan. If any provision of this Plan or any Option Agreement is found by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective.

11.9. 	PLAN GOVERNS.

If there is any inconsistency between this Plan and any documents related to this Plan, including any Option Agreement, this Plan shall govern. Nothing in this Plan shall be construed to constitute, or be evidence of, any right; in favor of any person to receive Options hereunder or any obligation on the part of the Company to issue Options with respect to its common stock.